Exhibit 10.21

                   SIXTH AMENDMENT TO SECURED CREDIT AGREEMENT
                       AND SECURED REVOLVING CREDIT NOTES


Harris Trust and Savings bank
Chicago, Illinois

Mercantile bank of St. Louis
   National Association
St. Louis, Missouri

Gentlemen:

         The undersigned, Maverick Tube Corporation, a Delaware corporation (the "Borrower") refers to the Secured Credit Agreement dated as of May 15, 1992, as amended (the "Agreement") and currently in effect between the Company and you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All capitalized terms used herein without definition shall have the same meanings as they have in the Agreement.

         The Borrower hereby applies to the Agent and the banks for certain modifications to the Agreement and the Borrower's borrowing arrangements with the Agent and the Banks.

1.       AMENDMENT

         Upon your acceptance hereof in the space provided for that purpose below, the Agreement shall be and hereby is amended as follows:

         (a) Effective 6/30/96, Section 7.8 subsection (a) of the Agreement shall be and hereby is amended by deleting the ratio "1.80 to 1" appearing in the last line of the first paragraph of said Section and substituting therefor the ratio "1.50 to 1".

         (b) Section 1.1(a) of the Agreement, the last line of the first paragraph, shall be amended and as so amended shall read as follows:

         "...date hereof to and including May 31, 1998 (the "Termination Date").

         (c) The Secured Revolving Credit Note of the Borrower to Harris Trust and Savings Bank, dated May 15, 1992, is hereby amended by replacing the date "May 31, 1997" appearing in the first paragraph thereof with the date "May 31, 1998."

         (d) The Secured Revolving Credit Note of the Borrower to Mercantile Bank of St. Louis National Association, dated May 15, 1992, is hereby amended by replacing the date "May 31, 1997" appearing in the first paragraph thereof with the date "May 31, 1998."

2.       CONDITIONS PRECEDENT

         The   effectiveness   of  this  Sixth   Amendment  is  subject  to  the
satisfaction of all of the following conditions precedent:

         (a) The Borrower and the Banks shall have executed this Sixth Amend-ment.

         (b) The Banks shall have received copies executed or certified (as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery hereof and the other instruments and documents contemplated hereby.

         (c) All legal matters incident to the execution and delivery hereof and of the instruments and documents contemplated hereby shall be satisfactory to the Banks and their counsel.

3.       REPRESENTATIONS

         In order to induce the Banks to execute and deliver this Sixth Amendment, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Sixth Amendment becomes effective, each of the representations and warranties set forth in Section 5 of this Agreement are and shall be and remain true and correct (except that the representations contained in Section Sixth shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default as defined in the Agreement as amended hereby nor any Event of Default as so defined, shall have occurred and be continuing or shall arise after giving effect to this Sixth Amendment.

4.       MISCELLANEOUS

         (a) Collateral Security Unimpaired. The Borrower hereby agrees that notwithstanding the execution and delivery hereof, the Security Documents shall be and remain in full force and effect and that any rights and remedies of the Banks thereunder, obligations of the Borrower thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interest created and provided for by Security Documents as to the indebtedness which would be secured thereby prior to giving effect hereto.

         (b) Effect of Amendment. Except as specifically amended and modified hereby, the Agreement shall stand and remain unchanged and in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in any note, instrument or other document making reference to the Agreement, and reference to the Agreement in any of such to be deemed to be a reference to the Agreement as amended hereby.

         (c) Costs and Expenses. The Borrower agrees to pay on demand all out-of-pocket costs and expenses incurred by the Banks in connection with the negotiation, preparation, execution and delivery of this Sixth Amendment and the documents and transactions contemplated hereby, including the fees and expenses of counsel to the Banks with respect to the foregoing.

         (d) Counterparts; Governing Law. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto an separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same agreement. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated October 16, 1996.

                                                   MAVERICK TUBE CORPORATION

                                                   By: /s/ Charles Struckhoff

                                                   Its:  Chief Financial Officer

         Accepted and agreed to at Chicago, Illinois, as of the date and year last above written.

                                                   HARRIS TRUST AND SAVINGS BANK

                                                   By: /s/ Bonnie A. Polic

                                                   Its: Vice President


                                                   MERCANTILE BANK OF ST. LOUIS
                                                      NATIONAL ASSOCIATION

                                                   By: /s/ David Higbee

                                                   Its: Vice President